                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 28, 2003

                            OPNET Technologies, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

        Delaware                 000-30931                    52-1483235
--------------------------------------------------------------------------------
  (State or other juris-        (Commission                  (IRS Employer
 diction of incorporation       File Number)               Identification No.)


  7255 Woodmont Avenue, Bethesda, MD                              20814
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)



       Registrant's telephone number, including area code: (240) 497-3000


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure (Information furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition").

     On April 28, 2003, OPNET Technologies, Inc. announced its financial results for the quarter ended March 31, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached hereto is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 28, 2003                            OPNET Technologies, Inc.

                                                 By: /s/ Joseph W. Kuhn
                                                 -------------------------------
                                                     Joseph W. Kuhn
                                                     Vice President of Finance
                                                     and Chief Financial Officer
                                                     (Principal Financial and
                                                     Accounting Officer)

                                  EXHIBIT INDEX

Exhibit No.           Description

99.1                  Press release dated April 28, 2003